NUMBER                                                                  SHARES

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                                INFOTOPIA, INC.


                             TOTAL AUTHORIZED ISSUE
                    190,000,000 SHARES PAR VALUE $.001 EACH
                                  COMMON STOCK

                                                             See Reverse for
                                                             Certain Definitions



This is to Certify that SPECIMEN is the owner of         fully paid and
non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.


Dated






-----------------------------           -----------------------------
                    Secretary                               President

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common          UNIF GIFT MIN ACT - ___Custodian___
                                                             (Cust)    (Minor)
TEN ENT   - as tenants by the entireties  under Uniform Gifts to Minors
                                          Act _________________________________
JT TEN    - as joint tenants with
            right of survivorship         _____________________________________
            and not as tenants in                     (State)
            common

Additional abbreviations may also be used though not in the above list

For value received ______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


________________________________________________________________________________

________________________________________________________________________________
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated:_______________________                     __________________
       In presence of

                                                  ______________________________

_____________________________